UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2004

First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 15, 2001, relating to the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-53266-03 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
201 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3, which was made on June 15, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on June 15, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

Date: June 17, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Administrator:
Laura Kocha-Chaddha 312.904.0648
laura.kocha.chaddha@abnamro.com
Analyst:
Steve Fernandez 714.238.6704
Steve.Fernandez@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary CMSA v1
Shortfall Summary Report
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Delinquent Loan Detail
Mortgage Loan Characteristics
Loan Level Detail
Specially Serviced (Part I) ~ Loan Detail
Page 2-5

Page 12-14
Page 15-20

Specially Serviced Loan Detail (Part II) ~ Servicer Comments
Modified Loan Detail
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
FUNB01C3
FUNB01C3_200406_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
21-Aug-01
17-Sep-01
15-Aug-11
Parties to The Transaction
Issuer: Wachovia Bank, National Association
Depositor: First Union National Bank
Underwriter: ABN AMRO Incorporated/Deutsche Banc Alex. Brown
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Fitch, Inc./Fitch Ratings/Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707884%
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
80
REMIC II
Statement Date:
ABN AMRO Acct: 720357.2
457.122355000
13.562464400
0.000000000
443.559890600
1.979339800
Fixed
0.00
0.00
0.000000000
5.19600000%
0.000000000
33736XCT4
A-1
50,000,000.00
22,856,117.75
678,123.22
0.00
22,177,994.53
98,966.99
1000.000000000
0.000000000
0.000000000
1000.000000000
5.150000000
Fixed
0.00
0.00
0.000000000
6.18000000%
0.000000000
33736XCU1
A-2
139,853,000.00
139,853,000.00
0.00
0.00
139,853,000.00
720,242.95
1000.000000000
0.000000000
0.000000000
1000.000000000
5.352500006
Fixed
0.00
0.00
0.000000000
6.42300000%
0.000000000
33736XCV9
A-3
435,531,000.00
435,531,000.00
0.00
0.00
435,531,000.00
2,331,179.68
1000.000000000
0.000000000
0.000000000
1000.000000000
5.473333333
Fixed
0.00
0.00
0.000000000
6.56800000%
0.000000000
33736XCW7
B
33,777,000.00
33,777,000.00
0.00
0.00
33,777,000.00
184,872.78
1000.000000000
0.000000000
0.000000000
1000.000000000
5.532500204
Fixed
0.00
0.00
0.000000000
6.63900000%
0.000000000
33736XCX5
C
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
67,955.70
1000.000000000
0.000000000
0.000000000
1000.000000000
5.600000000
Fixed
0.00
0.00
0.000000000
6.72000000%
0.000000000
33736XCY3
D
23,541,000.00
23,541,000.00
0.00
0.00
23,541,000.00
131,829.60
1000.000000000
0.000000000
0.000000000
1000.000000000
5.690000000
Fixed
0.00
0.00
0.000000000
6.82800000%
0.000000000
33736XCZ0
E
11,259,000.00
11,259,000.00
0.00
0.00
11,259,000.00
64,063.71
1000.000000000
0.000000000
0.000000000
1000.000000000
6.000833673
7.201000000%
0.00
0.00
0.000000000
7.20100000%
0.000000000
33736XDE6
F
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
73,708.24
1000.000000000
0.000000000
0.000000000
1000.000000000
6.082500407
7.299000000%
0.00
0.00
0.000000000
7.29900000%
0.000000000
33736XDG1
G
12,282,000.00
12,282,000.00
0.00
0.00
12,282,000.00
74,705.27
1000.000000000
0.000000000
0.000000000
1000.000000000
6.379374746
7.407650274%
0.00
0.00
0.000000000
7.65524967%
0.000000000
33736XDJ5
H
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
78,357.86
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166802
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDL0
J
18,423,000.00
18,423,000.00
0.00
0.00
18,423,000.00
94,494.64
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166783
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDN6
K
14,330,000.00
14,330,000.00
0.00
0.00
14,330,000.00
73,500.96
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166260
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDQ9
L
6,141,000.00
6,141,000.00
0.00
0.00
6,141,000.00
31,498.21
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDS5
M
4,094,000.00
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166395
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDU0
N
6,142,000.00
6,142,000.00
0.00
0.00
6,142,000.00
31,503.34
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDW6
O
4,094,000.00
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707884%
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
80
REMIC II
Statement Date:
ABN AMRO Acct: 720357.2
997.634925980
0.000000000
0.000000000
997.634925980
4.691861705
Fixed
0.00
)
(9,574.16
)
(0.425173982
6.15500000%
0.000000000
33736XDY2
P
22,518,217.00
22,464,959.75
0.00
0.00
22,464,959.75
105,652.36
966.785536150
0.000000000
0.000000000
965.957379233
0.494003513
0.514877137%
0.00
0.00
0.000000000
0.61317034%
0.000000000
N
33736XDA4
IO-I
818,834,217.00
791,637,077.50
0.00
0.00
790,958,954.28
404,506.98
1000.000000000
0.000000000
0.000000000
1000.000000000
0.919291751
0.855388099%
0.00
0.00
0.000000000
1.10315010%
0.000000000
N
33736XDC0
IO-II
469,425,000.00
469,425,000.00
0.00
0.00
469,425,000.00
431,538.53
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2922
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2930
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(9,574.16
818,834,217.00
791,637,077.50
5,718,698.64
Total
790,958,954.28
678,123.22
0.00
5,040,575.42
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707884%
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
80
Grantor Trust
Statement Date:
ABN AMRO Acct: 720357.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2948
Z-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2955
Z-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.707884%
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
80
Companion
Statement Date:
ABN AMRO Acct: 720357.2
1210.891823181
0.000000000
0.000000000
1217.930293863
0.000000000
Fixed
5,269.65
5,269.65
7.038470682
6.88960000%
7.038470682
COMP-I
748,692.47
906,585.59
0.00
0.00
911,855.24
0.00
1210.891855632
0.000000000
0.000000000
1217.930325577
0.000000000
Fixed
4,652.90
4,652.90
7.038469945
6.88960000%
7.038469945
COMP-II
661,066.97
800,480.61
0.00
0.00
805,133.51
0.00
1206.819053057
0.000000000
0.000000000
1213.710104472
0.000000000
Fixed
3,490.78
3,490.78
6.891051415
6.76760000%
6.891051415
COMP-III
506,567.11
611,334.84
0.00
0.00
614,825.62
0.00
Total P&I Payment
13,413.33
13,413.33
1,916,326.55
2,318,401.04
0.00
Total
2,331,814.37
0.00
0.00
0.00
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,527,626.02
)
(13,413.33
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,081,891.95
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(9,574.16
0.00
0.00
0.00
)
(9,574.16
5,042,158.69
)
(1,583.27
0.00
0.00
0.00
)
(1,583.27
613,110.07
65,013.15
678,123.22
0.00
0.00
0.00
0.00
0.00
0.00
678,123.22
5,720,281.91
5,718,698.63
793,966,512.99
127
678,123.22
0.00
0
13,413.33
0.00
0
0.00
0
793,301,803.10
127
63,197.68
458,725.45
65,013.15
567,679.25
80,374.83
691,464.14
30,159.10
0.00
0.00
4,529.64
34,688.74
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(30,159.10
5,040,575.41
Interest Not Advanced (
Current Period
)
0.00
567,679.25
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(334,940.56
)
(47,836.00
0.00
0.00
0.00

14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
9,574.16
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
9,574.16
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(9,574.16
)
(9,574.16
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds

14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
98,966.99
98,966.99
98,966.99
0.00
23.63%
24.45%
30/360
5.196000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
720,242.95
720,242.95
720,242.95
0.00
23.63%
24.45%
30/360
6.180000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
2,331,179.68
2,331,179.68
2,331,179.68
0.00
23.63%
24.45%
30/360
6.423000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
184,872.78
184,872.78
184,872.78
0.00
19.50%
20.18%
30/360
6.568000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,955.70
67,955.70
67,955.70
0.00
18.00%
18.63%
30/360
6.639000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
131,829.60
131,829.60
131,829.60
0.00
15.13%
15.65%
30/360
6.720000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
64,063.71
64,063.71
64,063.71
0.00
13.75%
14.23%
30/360
6.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
73,708.24
73,708.24
73,708.24
0.00
12.25%
12.67%
30/360
7.201000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
74,705.27
74,705.27
74,705.27
0.00
10.75%
11.12%
30/360
7.299000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
78,357.86
78,357.86
78,357.86
0.00
9.25%
9.57%
30/360
7.655249671%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
94,494.64
94,494.64
94,494.64
0.00
7.00%
7.24%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
73,500.96
73,500.96
73,500.96
0.00
5.25%
5.43%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,498.21
31,498.21
31,498.21
0.00
4.50%
4.65%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
20,998.81
20,998.81
20,998.81
0.00
4.00%
4.13%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
31,503.34
31,503.34
31,503.34
0.00
3.25%
3.36%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
20,998.81
20,998.81
20,998.81
0.00
2.75%
2.84%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
115,226.52
158,991.54
105,652.36
53,339.18
0.00%
0.00%
30/360
6.155000000%
)
(9,574.16
43,765.02
0.00
0.00
0.00
0.00
0.00
0.00
IO-I
30
404,506.98
404,506.98
404,506.98
0.00
NA
NA
30/360
0.613170340%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO-II
30
431,538.53
431,538.53
431,538.53
0.00
NA
NA
30/360
1.103150099%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-I
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-II
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,050,149.58
5,093,914.60
5,040,575.42
53,339.18
)
(9,574.16
43,765.02
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 720357.2
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,403,374
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
15-Jun-04
0
0
0
0
0
0
0
0
0
0
4
41,584,260
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,404,380
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
17-May-04
0
0
0
0
0
0
0
0
0
0
4
41,613,487
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,405,669
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Apr-04
0
0
0
0
0
0
0
0
0
0
4
12,223,204
0
0
0.79%
0.16%
0.00%
0.00%
1
0.79%
1,406,659
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Mar-04
1
1,306,838
0
0
0
0
0
0
0
0
4
12,231,173
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,824,824
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
17-Feb-04
1
1,308,287
0
0
0
0
0
0
0
0
5
16,661,170
0
0
0.00%
0.00%
0.78%
0.16%
2
1.56%
5,828,155
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
15-Jan-04
0
0
1
1,309,175
0
0
0
0
0
0
5
16,671,347
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,831,463
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.13%
1.95%
15-Dec-03
1
1,310,058
0
0
0
0
0
0
0
0
4
15,617,709
0
0
0.78%
0.13%
0.78%
0.16%
2
1.56%
5,836,057
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.11%
17-Nov-03
1
1,065,024
1
1,311,210
0
0
0
0
0
0
5
16,941,442
0
0
0.00%
0.00%
1.56%
0.68%
2
1.56%
5,839,310
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.13%
1.41%
15-Oct-03
0
0
2
5,473,582
0
0
0
0
0
0
4
11,312,892
0
0
1.56%
0.68%
0.00%
0.00%
2
1.56%
5,843,852
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Sep-03
2
5,477,803
0
0
0
0
0
0
0
0
3
7,157,071
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,847,051
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Aug-03
1
1,314,076
0
0
0
0
0
0
0
0
3
7,161,127
0
0
0.00%
0.00%
0.00%
0.00%
2
1.56%
5,850,228
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.34%
0.89%
15-Jul-03
0
0
0
0
0
0
0
0
0
0
3
7,165,155
0
0
0.00%
0.00%
0.00%
0.00%
2
1.56%
5,854,697
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.56%
0.73%
16-Jun-03
0
0
0
0
0
0
0
0
0
0
2
5,854,697
0
0
0.78%
0.16%
0.78%
0.18%
1
0.78%
4,440,193
0.55%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
1.56%
0.71%
15-May-03
1
1,316,887
1
1,417,628
0
0
0
0
0
0
2
5,757,080
0
0
0.00%
0.00%
0.78%
0.55%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Apr-03
0
0
1
4,443,404
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 720357.2
Commercial Mortgage Pass-Through Certificates
15-Jun-04
127
101.60%
793,301,803
96.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
80
313
7.71%
7.65%
0
0
0
0
17-May-04
127
101.60%
793,966,513
96.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
81
314
7.46%
7.41%
0
0
0
0
15-Apr-04
127
101.60%
794,789,448
97.06%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
82
315
7.71%
7.65%
0
0
0
0
15-Mar-04
127
101.60%
795,444,659
97.14%
0.00%
0.00%
0
0.00%
0
0.00%
1
0.78%
4,416,599
0.55%
1
0.78%
53,258
0.01%
83
316
7.47%
7.41%
1
357,924
0
0
17-Feb-04
128
102.40%
800,837,888
97.80%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
84
317
7.47%
7.41%
0
0
0
0
15-Jan-04
128
102.40%
801,485,034
97.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
85
318
7.71%
7.66%
0
0
0
0
15-Dec-03
128
102.40%
802,127,148
97.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
86
319
7.47%
7.41%
0
0
0
0
17-Nov-03
128
102.40%
802,929,403
98.06%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
320
7.71%
7.66%
0
0
0
0
15-Oct-03
128
102.40%
803,562,292
98.13%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
88
321
7.47%
7.41%
0
0
0
0
15-Sep-03
128
102.40%
804,342,790
98.23%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
89
322
7.71%
7.66%
0
0
0
0
15-Aug-03
128
102.40%
804,956,656
98.31%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
90
323
7.71%
7.66%
0
0
0
0
15-Jul-03
128
102.40%
806,205,981
98.46%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
91
324
7.47%
7.41%
0
0
0
0
16-Jun-03
128
102.40%
806,970,256
98.55%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
92
325
7.71%
7.66%
0
0
0
0
15-May-03
128
102.40%
807,567,470
98.62%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
93
326
7.47%
7.41%
0
0
0
0
15-Apr-03
128
102.40%
808,313,713
98.72%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
94
327
7.71%
7.66%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-May-04
266,329.94
266,329.94
0.00
B
2
1-May-04
241,492.07
241,492.07
0.00
22-Apr-04
B
3
1-May-04
40,920.32
40,920.32
0.00
20-Oct-03
B
49
1-May-04
32,452.28
32,452.28
0.00
B
59
1-May-04
23,238.07
23,238.07
0.00
B
76
1-Mar-03
9,939.65
149,086.21
0.00
8-May-03
3
110
1-May-04
9,430.07
9,430.07
0.00
B
111
1-May-04
8,890.01
8,890.01
0.00
11-Dec-03
B
118
632,692.40
771,838.97
Total
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
28-May-04
15-Jul-04
17-May-04
15-Jun-04
15-Jun-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
33
40,198,833
5.07
91
7.62
1.23
%
0 to
2,000,000
%
27
79,143,892
9.98
88
7.44
1.37
%
2,000,000 to
4,000,000
%
24
120,084,418
15.14
75
7.57
1.33
%
4,000,000 to
6,000,000
%
14
101,608,399
12.81
89
7.46
1.40
%
6,000,000 to
8,000,000
%
6
52,761,578
6.65
82
7.34
1.46
%
8,000,000 to 10,000,000
%
16
203,689,248
25.68
82
7.49
1.25
%
10,000,000 to 15,000,000
%
1
15,390,774
1.94
82
7.50
1.74
%
15,000,000 to 20,000,000
%
2
43,622,492
5.50
81
7.12
2.63
%
20,000,000 to 25,000,000
%
1
25,459,972
3.21
85
7.63
1.70
%
25,000,000 to 30,000,000
%
1
33,520,105
4.23
84
7.60
1.01
%
30,000,000 to 35,000,000
%
2
77,822,092
9.81
55
7.32
1.28
%
35,000,000 to 40,000,000
%
0
0
0.00
0
0.00
0.00
%
40,000,000 &
Above
%
39,944,009
617,705
793,301,803
127
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
6,246,471
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
2
26,593,167
3.35
83
6.62
1.57
%
6.500%
%
to
6.750%
15
63,044,999
7.95
71
6.98
1.03
%
6.751%
%
to
7.000%
18
87,648,723
11.05
81
7.20
1.49
%
7.001%
%
to
7.250%
32
277,314,011
34.96
73
7.39
1.44
%
7.251%
%
to
7.500%
31
234,580,413
29.57
85
7.61
1.48
%
7.501%
%
to
7.750%
20
67,118,626
8.46
91
7.85
1.40
%
7.751%
%
to
8.000%
3
6,318,076
0.80
106
8.15
1.43
%
8.001%
%
to
8.250%
4
25,486,969
3.21
88
8.40
0.80
%
8.251%
%
to
8.500%
2
5,196,820
0.66
123
8.70
0.42
%
8.501%
%
to
8.750%
0
0
0.00
0
0.00
0.00
%
8.751%
%
&
Above
127
793,301,803
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
6.600%
8.720%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
4
37,909,954
4.78
77
7.82
2.47
%
%
to
0
80
4
34,083,311
4.30
85
7.50
1.55
%
%
to
81
110
3
3,917,947
0.49
113
6.91
0.97
%
%
to
111
140
2
3,069,984
0.39
181
8.06
1.14
%
%
to
141
200
1
2,469,776
0.31
223
7.90
1.04
%
%
&
201
Above
223
22
14
81,450,972
Minimum Remaining Term
Maximum Remaining Term
10.27%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
8
66,730,275
8.41
25
7.36
1.13
%
%
0
to
60
102
631,444,031
79.60
83
7.43
1.37
%
%
61
to
90
0
0
0.00
0
0.00
0.00
%
%
91
to
120
1
4,140,169
0.52
134
8.72
0.53
%
%
121
to
150
1
6,703,394
0.84
168
8.44
0.99
%
%
151
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
210
1
2,832,963
0.36
223
7.75
1.00
%
%
211
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
223
21
113
711,850,832
Minimum Remaining Term
Maximum Remaining Term
%
89.73

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
28-May-04
15-Jul-04
17-May-04
15-Jun-04
15-Jun-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
6
34,302,787
4.32
78
7.76
0.55
%
%
0.001 0.750
2
23,855,229
3.01
79
8.00
0.83
%
%
0.751 0.875
11
50,783,848
6.40
104
7.38
0.97
%
%
0.876 1.000
8
62,900,905
7.93
88
7.46
1.04
%
%
1.001 1.125
16
112,552,949
14.19
57
7.43
1.19
%
%
1.126 1.250
20
93,884,072
11.83
81
7.40
1.33
%
%
1.251 1.375
21
161,412,622
20.35
83
7.46
1.44
%
%
1.376 1.500
15
84,548,192
10.66
83
7.53
1.55
%
%
1.501 1.625
9
82,201,697
10.36
83
7.28
1.69
%
%
1.626 1.750
6
33,224,092
4.19
82
7.37
1.83
%
%
1.751 1.875
1
9,509,399
1.20
81
7.32
1.92
%
%
1.876 2.000
6
16,109,983
2.03
81
7.47
2.15
%
%
2.001 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 3.000
1
23,312,696
2.94
79
7.58
3.50
%
%
3.001 & Above
5
4,703,331
0.59
72
7.50
0.00
%
%
Unknown
3.500
0.410
127
793,301,803
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
4
6,750,910
0.85
159
7.26
0.98
%
%
0.751 1.000
32
215,436,878
27.16
77
7.63
1.25
%
%
1.001 1.250
85
537,782,945
67.79
81
7.40
1.38
%
%
1.251 1.500
1
2,346,708
0.30
86
7.93
1.51
%
%
1.501 1.750
1
5,328,818
0.67
22
7.00
1.24
%
%
1.751 2.000
1
23,312,696
2.94
79
7.58
3.50
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 & Above
3
2,342,849
0.30
63
6.91
0.00
%
%
Unknown
2.080
1.000
127
793,301,803 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
20
111,980,184
14.12
80
7.53
1.52
%
%
Texas
16
110,990,665
13.99
80
7.39
0.99
%
%
Florida
9
90,191,211
11.37
83
7.41
1.40
%
%
CMBS Certificate
3
67,488,584
8.51
48
7.42
1.43
%
%
Pennsylvania
4
46,272,062
5.83
91
7.57
1.09
%
%
Michigan
10
43,755,750
5.52
93
7.55
1.45
%
%
Maryland
2
43,622,492
5.50
81
7.12
2.63
%
%
North Carolina
6
36,674,294
4.62
85
7.30
1.40
%
%
Illinois
9
34,248,017
4.32
66
7.18
1.44
%
%
New York
6
22,936,447
2.89
84
7.75
1.46
%
%
Nevada
4
15,875,066
2.00
82
7.73
1.44
%
%
New Jersey
4
15,814,157
1.99
77
8.23
0.99
%
%
Washington
1
14,421,529
1.82
84
7.60
1.23
%
%
Wisconsin
2
13,549,737
1.71
84
7.42
1.46
%
%
Virginia
3
13,499,607
1.70
82
7.34
1.60
%
%
District of Columbia
2
12,738,827
1.61
83
7.39
1.42
%
%
Iowa
1
12,483,999
1.57
84
7.75
1.43
%
%
Massachusetts
2
9,989,154
1.26
84
7.19
1.48
%
%
Arizona
2
9,301,324
1.17
82
7.28
1.26
%
%
Ohio
2
9,006,014
1.14
82
7.35
1.47
%
%
West Virginia
3
8,383,292
1.06
155
8.12
0.92
%
%
Minnesota
2
6,891,964
0.87
83
7.43
1.58
%
%
Indiana
2
6,580,328
0.83
83
7.74
1.35
%
%
Missouri
1
5,466,750
0.69
85
7.75
1.48
%
%
Mississippi
1
5,352,070
0.67
85
7.83
1.18
%
%
Colorado
2
5,031,898
0.63
84
7.68
1.22
%
%
Alabama
1
4,665,988
0.59
84
7.22
0.72
%
%
Georgia
1
3,594,731
0.45
83
7.25
1.66
%
%
Maine
1
3,236,046
0.41
82
7.00
0.47
%
%
Kansas
1
2,297,846
0.29
85
7.32
1.55
%
%
Oregon
1
2,147,289
0.27
84
7.88
1.05
%
%
Arkansas
1
2,021,928
0.25
84
7.22
1.42
%
%
South Carolina
1
1,624,002
0.20
175
8.00
1.13
%
%
Tennessee
1
1,168,551
0.15
82
7.75
1.37
%
%
100.00
793,301,803
127
%

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
28-May-04
15-Jul-04
17-May-04
15-Jun-04
15-Jun-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Multifamily
35
240,614,191
30.33
70
7.47
1.12
%
%
Retail
43
203,571,789
25.66
92
7.43
1.43
%
%
Office
19
139,377,424
17.57
84
7.40
1.48
%
%
Industrial
13
83,622,731
10.54
83
7.53
1.40
%
%
Mixed use
9
54,310,166
6.85
75
7.56
1.29
%
%
Self storage
2
29,610,500
3.73
82
7.50
1.78
%
%
Lodging
1
23,312,696
2.94
79
7.58
3.50
%
%
Mobile home park
4
17,504,801
2.21
73
7.31
1.11
%
%
Other
1
1,377,503
0.17
76
7.85
1.10
%
%
793,301,803
127
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
112
722,682,133
91.10
79
7.49
1.43
%
%
Full Amortizing
6
9,318,582
1.17
159
7.68
1.06
%
%
IO/Amortizing/Balloon
6
58,958,240
7.43
82
7.12
1.07
%
%
Other
3
2,342,849
0.30
63
6.91
0.00
%
%
793,301,803
127
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
41
294,291,828
37.10
86
1.32
%
%
7.56
25
to
36
86
499,009,975
62.90
77
1.44
%
%
7.40
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
127
793,301,803
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
7
59,735,267
7.53
22
7.39
1.09
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
2
7,803,965
0.98
46
7.03
1.31
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
3
22,172,935
2.80
76
7.95
0.98
%
%
2010
106
680,455,403
85.78
83
7.44
1.46
%
%
2011
0
0
0.00
0
0.00
0.00
%
%
2012
3
3,917,947
0.49
113
6.91
0.97
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
6
19,216,286
2.42
178
8.27
0.92
%
%
2015 & Greater
100.00
793,301,803
127
%

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
FL
7.30000%
1-Aug-11
FUNB01CH
Retail
1.40
39,944,009
281,084
1
31-Dec-03
7.35000%
1-Apr-06
FUNB01CH
Multifamily
1.16
37,878,083
268,699
B
2
31-Dec-03
PA
7.60000%
1-Jun-11
FUNB01CH
Multifamily
1.01
33,520,105
242,890
B
3
31-Dec-03
CA
7.62500%
1-Jul-11
FUNB01CH
Office
1.70
25,459,972
184,734
4
31-Dec-03
MD
7.57600%
1-Jan-11
FUNB01CG
Lodging
3.50
23,312,696
180,282
5
31-Dec-03
MD
6.60000%
1-May-11
FUNB01CH
Office
1.63
20,309,795
134,118
6
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.74
15,390,774
119,074
7
31-Dec-03
TX
7.27300%
1-May-11
FUNB01CH
Retail
1.41
14,134,263
104,270
8
31-Dec-03
FL
7.50000%
1-Mar-11
FUNB01CH
Mixed use
1.48
14,456,375
104,043
9
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.83
14,219,726
110,014
10
31-Dec-03
WA
7.60100%
1-Jun-11
FUNB01CH
Industrial
1.23
14,421,529
104,509
11
31-Dec-02
FL
7.52000%
1-Aug-11
FUNB01CH
Multifamily
1.49
14,388,915
103,336
12
31-Dec-03
NC
7.18000%
1-Apr-11
FUNB01CH
Retail
1.53
14,289,602
99,786
13
25-Aug-03
TX
7.44000%
1-May-11
FUNB01CH
Multifamily
0.95
12,784,653
89,641
14
31-Dec-03
TX
7.51000%
1-Jan-11
FUNB01CH
Mixed use
0.51
12,480,435
90,105
15
31-Dec-03
IA
7.75000%
1-Jun-11
FUNB01CH
Office
1.43
12,483,999
91,701
16
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
0.97
12,390,882
85,108
17
31-Dec-03
NJ
8.32700%
1-Oct-10
FUNB01CH
Multifamily
0.85
12,410,797
99,746
18
31-Dec-03
CA
7.41000%
1-Jun-11
FUNB01CH
Multifamily
1.28
12,165,832
86,633
19
31-Dec-03
CA
7.65000%
1-Apr-11
FUNB01CH
Office
0.81
11,444,433
83,439
20
31-Dec-03
FL
7.61000%
1-Jul-11
FUNB01CH
Industrial
1.38
11,216,990
81,278
21
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.07
10,337,955
71,007
22
31-Dec-03
MI
7.50800%
1-May-11
FUNB01CH
Retail
1.48
10,062,862
72,355
23
31-Dec-02
MI
7.32400%
1-Mar-11
FUNB01CH
Office
1.92
9,509,399
67,346
24
31-Dec-03
VA
7.35000%
1-Apr-11
FUNB01CH
Retail
1.57
8,935,343
63,385
25
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
NY
7.80000%
1-Jun-11
FUNB01CH
Retail
1.57
8,878,008
65,508
26
31-Dec-03
MA
7.15000%
1-Jun-11
FUNB01CH
Office
1.37
8,744,726
60,787
27
31-Dec-02
NC
7.42000%
1-Nov-10
FUNB01CH
Multifamily
1.16
8,384,635
64,941
28
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.12
8,309,467
57,075
29
31-Dec-03
AZ
7.23000%
1-Apr-11
FUNB01CH
Industrial
1.22
7,841,133
55,010
30
31-Dec-03
MI
7.92400%
1-Jul-11
FUNB01CH
Office
1.55
7,797,925
58,132
31
31-Dec-03
WI
7.61800%
1-Jul-11
FUNB01CH
Mobile home park
1.18
7,730,339
56,055
32
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
0.98
7,576,279
52,039
33
31-Dec-03
NC
7.27000%
1-May-11
FUNB01CH
Office
1.49
7,559,003
52,632
34
31-Dec-03
NV
7.86000%
1-Jun-11
FUNB01CH
Industrial
1.51
7,514,845
55,750
35
31-Dec-03
OH
7.37000%
1-Apr-11
FUNB01CH
Retail
1.48
7,430,937
52,811
36
31-Dec-03
DC
7.50000%
1-Jun-11
FUNB01CH
Office
1.29
7,303,631
52,441
37
31-Dec-03
CA
7.37000%
1-Mar-11
FUNB01CH
Mixed use
2.16
7,231,409
51,430
38
31-Dec-02
PA
7.19000%
1-May-11
FUNB01CH
Industrial
1.36
7,089,448
49,502
39
31-Dec-02
WV
8.44000%
1-Jun-18
FUNB01CH
Retail
0.99
6,703,394
61,791
40
31-Dec-03
NY
7.40700%
1-Jul-11
FUNB01CH
Industrial
1.52
6,819,322
48,500
41
31-Dec-03
CA
7.54000%
1-Jun-11
FUNB01CH
Multifamily
1.57
6,727,361
48,435
42
31-Dec-03
IL
6.68700%
1-Apr-11
FUNB01CH
Office
1.37
6,283,371
41,887
43
31-Dec-03
CA
7.39000%
1-May-11
FUNB01CH
Retail
1.75
5,834,704
41,502
44
31-Dec-03
CA
7.37500%
1-May-11
FUNB01CH
Retail
1.66
5,834,129
41,441
45
31-Dec-03
WI
7.15000%
1-Apr-11
FUNB01CH
Retail
1.83
5,819,398
40,524
46
31-Dec-03
IL
7.45000%
1-May-11
FUNB01CH
Industrial
1.58
5,739,708
41,052
47
31-Dec-03
TX
8.50000%
1-Mar-06
FUNB01CH
Multifamily
0.41
5,710,019
44,905
48
31-Dec-02
IN
7.74000%
1-May-11
FUNB01CH
Retail
1.41
5,604,129
41,154
B
49
25-Dec-03
CA
7.30000%
1-May-06
FUNB01CH
Mixed use
1.18
5,539,676
39,078
50
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
MO
7.75100%
1-Jul-11
FUNB01CH
Office
1.48
5,466,750
40,123
51
31-Dec-03
DC
7.25000%
1-Apr-11
FUNB01CH
Retail
1.60
5,435,197
38,202
52
31-Dec-03
IL
7.00000%
1-Apr-06
FUNB01CH
Multifamily
1.24
5,328,818
36,592
53
31-Dec-03
MS
7.83000%
1-Jul-11
FUNB01CH
Mixed use
1.18
5,352,070
39,563
54
31-Dec-03
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.37
5,324,939
38,999
55
31-Dec-02
FL
7.00000%
1-Apr-08
FUNB01CH
Mobile home park
1.37
5,135,043
35,261
56
31-Dec-03
TX
7.58000%
1-Jul-11
FUNB01CH
Multifamily
1.32
5,119,878
36,997
57
31-Dec-02
MI
7.45000%
1-Apr-11
FUNB01CH
Industrial
1.31
4,773,973
36,787
58
31-Dec-03
AL
7.22000%
1-Jun-11
FUNB01CH
Multifamily
0.72
4,665,988
32,647
B
59
PA
1-Jun-11
FUNB01CH
Office
1-Mar-04
60
31-Dec-03
CA
7.78000%
1-Jul-11
FUNB01CH
Industrial
1.30
4,359,496
32,080
61
31-Dec-03
TX
7.67000%
1-Mar-11
FUNB01CH
Multifamily
1.24
4,328,281
31,635
62
31-Dec-03
MI
8.15000%
1-Apr-11
FUNB01CH
Multifamily
1.50
4,197,729
32,003
63
31-Dec-03
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.33
4,176,232
30,586
64
31-Dec-03
CA
7.23000%
1-Apr-11
FUNB01CH
Retail
1.79
4,124,359
28,935
65
31-Dec-03
TX
8.72000%
1-Aug-15
FUNB01CH
Multifamily
0.53
4,140,169
33,344
66
31-Dec-03
TX
7.72400%
1-Jul-11
FUNB01CH
Office
0.74
4,070,131
29,800
67
31-Dec-03
MN
7.25000%
1-Apr-11
FUNB01CH
Office
1.84
4,003,605
28,140
68
30-Dec-03
NY
7.92900%
1-Jun-11
FUNB01CH
Mixed use
1.32
3,856,588
28,788
69
31-Dec-03
NV
7.37500%
1-Mar-11
FUNB01CH
Retail
1.83
3,621,412
27,773
70
31-Dec-03
NV
7.76000%
1-Mar-11
FUNB01CH
Retail
1.01
3,649,607
26,891
71
31-Dec-03
GA
7.25000%
1-May-11
FUNB01CH
Retail
1.66
3,594,731
25,241
72
20-Dec-03
NC
7.12500%
1-May-11
FUNB01CH
Multifamily
1.38
3,591,698
24,928
73
31-Dec-03
VA
7.25000%
1-Apr-11
FUNB01CH
Retail
1.73
3,396,998
23,876
74
31-Dec-03
IL
7.41000%
1-May-11
FUNB01CH
Retail
1.30
3,392,352
24,174
75
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
CA
7.40000%
1-Mar-11
FUNB01CH
Multifamily
1.29
3,277,628
23,375
B
76
31-Dec-03
IL
7.51000%
1-May-11
FUNB01CH
Retail
1.25
3,260,254
23,447
77
31-Dec-03
ME
7.00000%
1-Apr-11
FUNB01CH
Mobile home park
0.47
3,236,046
22,221
78
31-Dec-03
PA
7.78000%
1-Jul-11
FUNB01CH
Retail
1.36
3,192,733
23,495
79
31-Dec-03
IL
7.25000%
1-Mar-11
FUNB01CH
Retail
1.62
3,047,240
21,434
80
31-Dec-03
CA
7.25000%
1-Mar-11
FUNB01CH
Industrial
2.27
2,909,522
20,465
81
31-Dec-02
MN
7.68000%
1-Jul-11
FUNB01CH
Retail
1.23
2,888,359
21,063
82
31-Dec-03
MI
7.75000%
15-Jan-23
FUNB01CH
Retail
1.00
2,832,963
22,373
83
31-Dec-03
TX
7.25000%
1-May-11
FUNB01CH
Retail
1.29
2,829,151
19,865
84
31-Dec-03
TX
7.39500%
1-May-11
FUNB01CH
Retail
1.35
2,732,676
19,446
85
31-Dec-03
IL
7.60000%
1-May-11
FUNB01CH
Office
2.03
2,726,560
19,770
86
31-Dec-03
CO
7.46000%
1-May-11
FUNB01CH
Multifamily
0.97
2,685,191
19,223
87
31-Dec-03
TX
7.09300%
1-May-08
FUNB01CH
Multifamily
1.20
2,668,923
18,468
88
31-Dec-03
PA
7.90000%
1-Jan-23
FUNB01CH
Retail
1.04
2,469,776
21,324
89
31-Dec-03
CO
7.93000%
1-Aug-11
FUNB01CH
Mixed use
1.51
2,346,708
17,493
90
31-Dec-03
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
1.21
2,332,025
15,967
91
31-Dec-03
KS
7.32000%
1-Jul-11
FUNB01CH
Multifamily
1.55
2,297,846
16,212
92
31-Dec-03
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
1.47
2,137,689
14,637
93
31-Dec-03
OR
7.87500%
1-Jun-11
FUNB01CH
Office
1.05
2,147,289
15,952
94
31-Dec-03
AR
7.22000%
1-Jun-11
FUNB01CH
Multifamily
1.42
2,021,928
14,147
95
31-Dec-03
NJ
7.87000%
1-May-11
FUNB01CH
Retail
1.52
1,853,288
13,770
96
31-Dec-03
MI
6.94200%
1-Nov-13
FUNB01CA
Retail
0.97
1,516,628
18,320
97
31-Dec-03
CA
7.50000%
1-Apr-11
FUNB01CH
Retail
1.68
1,706,228
12,271
98
31-Dec-02
CA
7.75000%
1-Apr-11
FUNB01CH
Mixed use
1.59
1,695,373
12,473
99
30-Dec-03
SC
8.00000%
15-Jan-19
FUNB01CH
Retail
1.13
1,624,002
15,111
100
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
TX
7.85000%
15-Oct-10
FUNB01CH
Other
1.10
1,377,503
20,226
101
31-Dec-03
OH
7.25000%
1-Jun-11
FUNB01CH
Retail
1.42
1,575,077
11,051
102
31-Dec-03
MI
6.94200%
1-Nov-13
FUNB01CC
Retail
0.96
1,339,126
16,176
103
31-Dec-02
FL
7.50000%
1-Mar-11
FUNB01CH
Multifamily
1.28
1,554,449
11,187
104
31-Dec-03
FL
7.37500%
1-Mar-11
FUNB01CH
Multifamily
1.17
1,528,841
10,878
105
30-Dec-03
NC
8.12500%
1-Jan-20
FUNB01CH
Retail
1.15
1,445,981
12,607
106
31-Dec-03
AZ
7.55000%
1-May-11
FUNB01CH
Retail
1.47
1,460,191
10,540
107
15-Dec-02
CA
7.75000%
1-Apr-11
FUNB01CH
Industrial
1.87
1,435,593
11,330
108
31-Dec-02
NY
7.87500%
1-Mar-11
FUNB01CH
Mixed use
2.01
1,351,531
13,371
109
31-Dec-02
NC
7.47000%
1-Jul-11
FUNB01CH
Mobile home park
1.27
1,403,374
10,039
3
110
FL
7.62500%
1-Apr-11
FUNB01CH
Multifamily
0.00
1,303,830
9,484
B
111
31-Dec-03
MA
7.50000%
30-Apr-11
FUNB01CH
Multifamily
2.24
1,244,428
8,950
112
31-Dec-03
WV
6.82000%
1-Nov-13
FUNB01CE
Retail
0.98
1,062,193
12,765
113
31-Dec-03
CA
7.86000%
1-May-11
FUNB01CH
Retail
1.58
1,170,426
8,688
114
31-Dec-03
TN
7.75000%
1-Apr-11
FUNB01CH
Office
1.37
1,168,551
8,597
115
31-Dec-03
VA
7.58000%
1-Apr-11
FUNB01CH
Office
1.43
1,167,266
8,456
116
31-Dec-03
NV
7.87500%
1-Feb-11
FUNB01CH
Multifamily
1.06
1,089,202
8,121
117
NY
8.62500%
1-Mar-11
FUNB01CH
Office
0.00
1,056,652
8,934
B
118
31-Dec-03
NY
7.87000%
1-Mar-11
FUNB01CH
Retail
1.50
974,346
8,698
119
31-Dec-03
IN
7.75000%
1-Jul-11
FUNB01CH
Multifamily
0.99
976,200
7,164
120
31-Dec-03
CA
7.75000%
1-Apr-11
FUNB01CH
Retail
0.94
916,339
6,741
121
31-Dec-02
NJ
7.62500%
1-Apr-11
FUNB01CH
Multifamily
1.40
875,707
6,370
122
31-Dec-02
NJ
8.20000%
1-May-11
FUNB01CH
Office
1.63
674,366
5,160
123
31-Dec-02
FL
8.37500%
1-Apr-11
FUNB01CH
Multifamily
1.43
662,759
5,153
124
31-Dec-03
CA
8.00000%
1-Mar-11
FUNB01CH
Retail
2.20
646,532
5,210
125
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
6.94200%
1-Aug-11
FUNB01CB
Retail
0.00
916,186
0
126
MI
6.94200%
1-Apr-06
FUNB01CD
Retail
0.00
808,958
0
127
WV
6.82000%
1-Jun-11
FUNB01CF
Retail
0.00
617,705
0
128
793,301,803
5,764,545
0
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Statement Date:
Loan
Status
Code(1)
8-May-03
1,403,374
85
326
NC
7.47%
1-Jul-11
Mobile home park
1,419,741
152,404
1.27 31-Dec-02
3
110
11-Dec-03
1,056,652
81
262
NY
8.63%
1-Mar-11
Office
1,057,730
Not Avail.
Not Avail. Not Avail.
B
118
22-Apr-04
33,520,105
84
325
PA
7.60%
1-Jun-11
Multifamily
33,543,471
2,955,649
1.01 31-Dec-03
B
3
20-Oct-03
5,604,129
83
324
IN
7.74%
1-May-11
Retail
5,607,906
696,174
1.41 31-Dec-02
B
49
41,584,260
41,628,849
4
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
Foreclosure
Foreclosure has been filed. Borrower is trying one last time to sell the property and present a discounted payoff offer to the Lender. A deed in lieu is also being negotiated.
110
Other/TBD
Borrower is current although paying late. NY counsel has been retained to research and potentially intervene in the litigation between named borrower (Iris Devereaux) and new borrower (Nicolas Filas) to whom property was transferred in 2001 without lender consent. The litigation between Filas and Devereaux is scheduled for summary judgment in May. Property inspection revealed excellent condition.
Default notice sent for late payment, transfer without lender consent, lack of reporting and failure to provide evidence of insurance. Lender is waiting for the court to decide who is the appropriate borrower to address the non monetary defaults. Hearing originally scheduled for May was postponed until June 22.
118
Other/TBD
Market information regarding property value still trickling in but the indication from local brokers is that the property could be worth equal to or more than the debt owed. Discussions relative to the Borrower's commitment to the property and loanpending.
3
Other/TBD
The Borrower submitted information relating to their transfer of Borrower interest without obtaining lender consent, which is pending review.
The Borrower also withdrew their request for lender to release a vacant parcel of land.
49
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank
N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Jun-04
15-Jun-04
17-May-04
15-Jul-04
28-May-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200403
4,416,599.25
4,967,194.67
603,853.36
4,363,341.31
53,257.94
112.47%
98.79%
20-Apr-01
5,900,000.00
60
4,416,599.25
4,967,194.67
603,853.36
4,363,341.31
53,257.94
Current Total
Cumulative
14-Jun-2004 - 13:22 (G292-G295, G624-G642) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..